LOGO
                                    AVONDALE
                               TOTAL RETURN FUND

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                                 ANNUAL REPORT







--------------------------------------------------------------------------------
                               For the Year Ended
                                 March 31, 2000

April 7, 2000

Dear Shareholders:

     Hester Capital Management, L.L.C. ("HCM") is pleased to present the annual report for the Avondale Hester Total Return Fund (the "Fund") for the year ended March 31, 2000. The past twelve months have witnessed a continuation of the secular bull market for U.S. equities supported by high levels of liquidity, strong corporate profits, and a synchronization of the global economic expansion.

     We are pleased with last year's results. The following chart on investment performance reflects a comparison of the Fund to the Lipper Flexible Fund Index. On February 8, Lipper moved Avondale from the balanced fund category to the flexible fund category because, as stated in the prospectus, "the percentage of assets allocated between equity and fixed-income securities is flexible rather than fixed...a significant portion of the Fund's assets has historically been allocated to common stocks." The Fund's asset allocation at year-end reflected this flexibility with 89.0% of the assets invested in equities, 7.5% in fixed-income, and 2.8% in short-term investments.

                        AVONDALE HESTER TOTAL RETURN FUND
                             INVESTMENT PERFORMANCE

                                     01/01/00   10/01/99    04/01/99
                                     THROUGH    THROUGH     THROUGH
                                     03/31/00   03/31/00    03/31/00
                                     --------   --------    --------
Avondale Hester                        7.48%      11.96%     18.34%
Lipper Flex Portfolio Fund Index       2.47%      10.56%     10.78%
90 Day US Treasury Bonds               1.33%       2.56%      4.87%
Consumer Price Index                   1.66%       1.91%      3.70%

     This higher allocation to equities and a lower position in bonds benefited performance. For the year ending March 31, 2000, the Fund had a return of 18.34% as compared to 10.78% for the Lipper Flexible Portfolio Fund Index. In addition to the asset allocation benefits, our equity purchases were incremental to returns, with buys concentrated in shares of computer services, computers, electronics, and telecommunication equipment companies. Positions were eliminated or reduced in pharmaceuticals, consumer products, electric utilities, and restaurants. In the bond area, investments were made in government agency securities, with bond sales focused principally in mortgage-backed bonds.

     It was a wild first quarter for the first year of the new millenium that culminated in what can only be characterized as "March Madness." Typically, this phrase is reserved for the annual NCAA basketball tournament, and it was most appropriate this year with two teams advancing to the Final Four with double digit losses and all Final Four teams collectively having the worst win-loss record in the tournament's history. At least the tournament turned out as expected with the two teams holding the best records battling for the championship.

     In the tournament of finance, the fans of the New Economy applauded as their team soared to new all-time records with championship performance, while teams of the Old Economy did not get invited to the tournament much less reach the coveted Final Four or even the Sweet 16. Other teams, as represented by the Dow and the S&P 500, started the year strong, but went into sharp declines followed by late rallies beginning mid-March. The technology-heavy NASDAQ, as usual, continued its relentless advance until mid-March, when some signs of profit taking appeared on the horizon. At that point these averages diverged with technology selling off and the old economy stocks reviving.

     Y2K fears became the biggest non-event since the Edsel. In technology, Microsoft and its chairman continued to battle the Justice Department, while the shares of Dr. Koop.com came down with the croup when investors realized that a business actually needs cash flow to operate! Imagine that! The way the market has been going, anyone with a business plan written on the back of a napkin, no sales and huge operating losses could come to the market and the public would buy it. Coca-Cola lost its fizz. Long-time bull Abby Joseph Cohen of Goldman-Sachs advised investors to raise cash and reduce portfolio weightings in technology stocks. Proctor & Gamble surprised shareholders and choked on the bubbles of Tide Tuesday, and Johnson & Johnson investors needed Maalox to ease their indigestion as the stock plunged on news of the suspension of its heartburn drug Propulsid. The Fed continued to raise rates and all markets rallied in the face of it. Not only did the Fed raise interest rates twice, but the yield curve inverted which has normally led to a case of nervousness, but not this market which continues to be surprisingly resilient. So the madness continues.

     Volatility in the marketplace returned. In the 63 trading days of this year, 30 of those days (or 48% of the time) experienced percentage changes of 1% or greater on the Standard & Poor's 500 Composite Index. On the NASDAQ, it was a stunning 73%. The volatility is reflected in returns as the Dow stumbled, but the S&P 500 and the NASDAQ Composite continued their push forward. Technology, communication equipment and services, and utilities were the leaders with consumer staples, consumer cyclicals, transportation, and basic industry shares lagging.

     Interest rates began the year in an up trend influenced by the Fed who continues to believe the risk in the economy is weighted mainly toward inflation. Chairman Greenspan stated in the quarter that the Fed remains concerned that over time "INCREASES IN DEMAND WILL CONTINUE TO EXCEED THE GROWTH IN POTENTIAL SUPPLY. SUCH TRENDS COULD FOSTER INFLATIONARY IMBALANCES THAT WOULD UNDERMINE THE ECONOMY'S RECORD ECONOMIC EXPANSION." The Fed raised rates twice in the quarter pushing the Fed Funds rate to 6.0% and the discount rate to 5.5%.

     The economy appears to have adopted the buzzword from Stuart of AmeriTrade fame. Rock On! Economic growth for the quarter will surely exceed the Fed's speed limit led by consumer spending and investment in information technology
(IT). We expect the economic expansion to remain intact; however, growth should be stronger earlier in the year with some moderation in the second half. The moderation will come from the cumulative effects of higher energy prices and higher interest rates. The yield curve is now inverted from 2-year notes out to 30-year bonds. Historically, such yield curve inversions have sapped liquidity from the system and resulted in a moderation of the economy's pace. The Federal Open Market Committee (FOMC) minutes give a clearer indication of this viewpoint when they recently stated that "RELATIVELY HIGH REAL INTEREST RATES WOULD BE REQUIRED [TO AVERT HIGHER INFLATION], GIVEN THE EFFECTS OF INCREASING PRODUCTIVITY AND PROFITS ON THE DEMAND FOR CAPITAL GOODS AND, THROUGH THE WEALTH EFFECT, ON CONSUMPTION SPENDING. PRIVATE LONG-TERM RATES ALREADY HAD RISEN CONSIDERABLY, BUT WHETHER THEY HAD REACHED A LEVEL THAT WOULD LEAD TO A REBALANCING OF DEMAND AND SUPPLY WAS AN OPEN QUESTION."

     As for inflation, we see little change from last year's level of 2.7%. In general, inflation remains relatively muted with the exception of energy prices. Without question, the tight labor markets are beginning to put some upward pressure on wage growth. We expect the Fed to remain clearly focused on the economy and slow the system down through additional rate increases, as the Fed's goal is one of facilitating the economic expansion while maintaining price stability. Chairman Greenspan indicated after the last rate increase that "EXPERIENCE HAS DEMONSTRATED THAT AN ESSENTIAL INGREDIENT IN THIS PROSPERITY, AND AN INGREDIENT FOR WHICH THE CENTRAL BANK HAS ULTIMATE RESPONSIBILITY OVER THE LONG RUN, IS LOW AND STABLE INFLATION. MAINTAINING PRICE
STABILITY....REDUCES THE LIKELIHOOD THAT IMBALANCES COULD DEVELOP THAT WOULD
ULTIMATELY UNDERMINE ECONOMIC EXPANSION." Clearly, the Central Bank remains dedicated to keeping inflation in check.

     The Fed has now increased interest rates five times since June 1999, representing the first time the Fed has been this tight with monetary policy since February 1995 when they finished a tightening strategy that resulted in six increases in short term interest rates. There are some expectations that a more aggressive stance by the Fed could be adopted in future meetings as opposed to the present modus operandi of gradualism. The February minutes from the FOMC were recently released and the following statement from those minutes "EXPRESSED
A PREFERENCE FOR AN INCREASE OF 50 BASIS POINTS....TO PROVIDE GREATER ASSURANCE
AGAINST A BUILDUP OF INFLATIONARY EXPECTATIONS AND INFLATION OVER COMING MONTHS." The Fed cited imbalances such as a further drop in the unemployment rate, an increase in the trade deficit, and/or a jump in wages or reported inflation, outside of oil, as areas that will demand future attention.

     The Fed will meet again on May 16 and the markets are fully expecting another 0.25% increase to 6.25%. In fact, the Fed Fund's futures market assigns 68% odds to this event and a 64% chance that rates will be increased to 6.5% at the June meeting. We feel strongly that the Fed will keep increasing rates until they have the desired effect on the economy, and that is a moderation of economic growth to a range of 3% to 3.5%.

     The distribution between the haves and the have-nots continues to be the greatest in our experience in the U.S. financial markets, which dates back to 1970. The market has become increasingly narrow the last five years, with fewer and fewer stocks accounting for the majority of the market's gain. In 1998 and 1999, only 89 and 31 stocks, respectively, accounted for 100% of the market's return. On an equally weighted basis, the disparity in rates of return is nothing short of amazing. In 1999, only 54% of the stocks in the S&P 500 Index showed positive changes in their prices.

     It now appears that corporate earnings may advance as much as 14% in calendar year 2000. Given the current trends in interest rates and inflation, we see no room for multiple expansion, and therefore are not changing our targeted range on the Dow of 10,000 to 12,500. The market in the first quarter pierced the low end of this range only to rally back. We continue to look for more volatility in the marketplace, with the best returns for the year occurring in the second quarter and latter months of the year. It will be a challenging year in which to make money, and we do not expect the market to experience the 20% and 30% returns of the past five years. Overall, we believe that revenue growth will be an important investment criterion in the new year and will provide a cushion in these volatile times. While valuation is a challenge, we will continue to focus on shares of technology, capital goods, financial services, and healthcare companies.

     We value the opportunity to serve as advisor to the Avondale Hester Total Return Fund and look forward to serving you in the future.

     Very truly yours,


     /s/ Ira Craig Hester, CFA           /s/ John E. Gunthorp, CFA

     Ira Craig Hester, CFA               John E. Gunthorp, CFA
     President & CEO                     Executive Vice President


--------------------------------------------------------------------------------
Past performance is not predictive of future performance. Average annual total returns for the one, five and ten year periods ended March 31, 2000 were 18.34%, 18.31% and 12.80%, respectively.

                       Avondale Hester Total Return Fund
                       Value of $10,000 vs S&P 500 Index

                          Average Annual Total Return
                          Period Ended March 31, 2000

                           1 Year .............18.34%
                           5 Year .............18.31%
                           10 Year ............12.80%

                             Avondale Hester        S&P 500
                 Qtr        Total Return Fund     Index w/inc.
              --------      -----------------     ------------
               3/31/90           10,000              10,000
               6/30/90           10,395              10,614
               9/30/90            9,623               9,166
              12/31/90           10,255               9,987
               3/31/91           11,090              11,446
               6/30/91           10,875              11,409
               9/30/91           11,954              12,020
              12/31/91           13,008              13,029
               3/31/92           12,318              12,699
               6/30/92           12,021              12,929
               9/30/92           12,275              13,348
              12/31/92           12,810              14,027
               3/31/93           13,451              14,633
               6/30/93           13,370              14,692
               9/30/93           13,773              15,082
              12/31/93           13,728              15,436
               3/31/94           13,340              14,845
               6/30/94           13,081              14,897
               9/30/94           13,979              15,640
              12/31/94           14,043              15,633
               3/31/95           14,383              17,154
               6/30/95           16,005              18,790
               9/30/95           17,332              20,282
              12/31/95           18,057              21,501
               3/31/96           18,220              22,659
               6/30/96           18,474              23,660
               9/30/96           18,637              24,402
              12/31/96           18,900              26,444
               3/31/97           18,421              27,144
               6/30/97           21,396              31,875
               9/30/97           22,532              34,266
              12/31/97           22,691              35,262
               3/31/98           25,357              40,177
               6/30/98           25,659              41,478
               9/30/98           23,068              37,363
              12/31/98           26,918              45,336
               3/31/99           28,129              51,095
               6/30/99           30,824              54,702
               9/30/99           29,735              51,283
              12/31/99           30,974              58,914
               3/31/00           33,291              60,264

The S&P 500 Index is a broad market-weighted average of U.S. blue-chip companies. The S&P 500 Index is unmanaged and returns include reinvested dividends.

SCHEDULE OF INVESTMENTS at March 31, 2000

Shares                                                                   Value
--------------------------------------------------------------------------------
             COMMON STOCK: 89.0%
             Banks: 6.0%
   8,014     Bank One Corporation                                   $   275,481
   4,713     BankAmerica Corp.                                          247,138
  11,020     Regions Financial Corp.                                    251,394
                                                                    -----------
                                                                        774,013
                                                                    -----------
             Beverages - Alcoholic: 1.7%
   3,596     Anheuser-Busch Companies, Inc.                             223,851
                                                                    -----------
             Chemical - Specialty: 0.7%
   2,250     H.B. Fuller Co.                                             89,859
                                                                    -----------
             Computer Services: 16.7%
   9,000     Adobe Systems Incorporated                               1,001,813
   9,737     First Data Corp.                                           430,862
   9,200     Oracle Corportation*                                       718,175
                                                                    -----------
                                                                      2,150,850
                                                                    -----------
             Computers: 6.2%
   2,500     Hewlett-Packard Company                                    331,406
   4,000     International Business Machines Corporation                472,000
                                                                    -----------
                                                                        803,406
                                                                    -----------
             Consumer Products: 9.1%
   7,537     General Electric Company                                 1,169,648
                                                                    -----------
             Diversified Manufacturing: 2.6%
   2,500     Cooper Industries, Inc.                                     87,500
   2,800     Minnesota Mining and Manufacturing Company                 247,975
                                                                    -----------
                                                                        335,475
                                                                    -----------
             Electronics: 9.2%
   4,300     Altera Corporation*                                        383,775
   1,850     Hadco Corporation*                                         119,556
   3,000     Intel Corporation                                          395,813
   5,900     Kent Electronics Corp.*                                    172,206
   2,000     Vishay Intertechnology, Inc.*                              111,250
                                                                    -----------
                                                                      1,182,600
                                                                    -----------
             Filtration/Separation Products: 2.4%
  13,600     Pall Corp.                                              $  305,150
                                                                    -----------
             Financial Services: 7.8%
   3,513     American Express Company                                   523,217
   8,000     Citigroup Inc.                                             474,530
                                                                    -----------
                                                                        997,747
                                                                    -----------
             Furniture: 2.3%
   7,500     Ethan Allen Interiors, Inc.                                187,500
   3,900     Herman Miller, Inc.                                        109,200
                                                                    -----------
                                                                        296,700
                                                                    -----------
             Hotel/Motel: 2.0%
   8,000     Marriott International, Inc - Class A                      252,000
                                                                    -----------
             Industrial Machinery: 6.8%
   4,500     Dover Corp.                                                215,437
  13,300     Tyco International Ltd.                                    663,338
                                                                    -----------
                                                                        878,775
                                                                    -----------
             Medical Products: 1.4%
  17,500     Possis Medical, Inc.*                                      173,906
                                                                    -----------
             Oil - Energy: 3.2%
   3,539     Exxon Corp.                                                275,378
   2,500     Texaco Inc.                                                134,063
                                                                    -----------
                                                                        409,441
                                                                    -----------
             Pharmaceuticals: 7.4%
   5,932     Bristol-Myers/Squibb Company                               342,573
   3,500     Johnson & Johnson                                          245,219
  10,000     Pfizer, Inc.                                               365,625
                                                                    -----------
                                                                        953,417
                                                                    -----------
             Telecommunications Equipment: 2.0%
   4,000     Tellabs, Inc.*                                             251,938
                                                                    -----------
             Telephone: 1.5%
   4,250     MCI Worldcom Incorporated*                                 192,578
                                                                    -----------
             Total Common Stocks (cost $5,719,737)                   11,441,354
                                                                    -----------

Principal
 Amount                                                                 Value
--------------------------------------------------------------------------------
             BONDS: 7.5%
             Agencies: 7.3%
$200,000     Federal Home Loan Bank, 5.705%, 3/02/2009              $   180,631
 100,000     Federal Home Loan Bank, 7.000%, 12/14/2005                  97,771
 500,000     Federal Home Loan Mortgage Corp., 5.865%, 7/16/2001        493,936
 100,000     Federal Home Loan Mortgage Corp., 7.500%, 07/31/2006        98,845
  73,389     Federal National Mortgage Assoc., 7.000%, 6/1/2003          72,141
                                                                    -----------
                                                                        943,324
                                                                    -----------
             Corporate: 0.2%
  25,000     IBM, 6.375%, 6/15/2000                                      24,979
                                                                    -----------
             Total Bonds (cost $984,134)                                968,303
                                                                    -----------
             SHORT-TERM INVESTMENTS: 2.8%
             Money Market Investment: 2.8%
             $361,381 Firstar Stellar Treasury Fund
              (cost $361,381)                                       $   361,381
                                                                    -----------
             Total Investment in Securities: 99.3%
              (cost $7,065,252+)                                     12,771,038
             Other Assets less Liabilites: 0.7%                          88,052
                                                                    -----------
             Net Assets: 100.0%                                     $12,859,090
                                                                    ===========

*  Non-income producing security.
+ At March 31, 2000, the basis of securities for federal income tax purposes was the same as their cost for financial reporting purposes. Unrealized appreciation and depreciation of securities were as follows:

          Gross unrealized appreciation  $ 5,931,686
          Gross unrealized depreciation     (225,900)
                                         -----------
          Net unrealized appreciation    $ 5,705,786
                                         ===========

See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES at March 31, 2000

ASSETS
  Investments in securities, at value (cost $7,065,252) ........     $12,771,038
  Receivables:
   Securities sold .............................................         145,654
   Dividends and interest ......................................          24,558
   Fund shares sold ............................................           9,000
  Prepaid expenses .............................................           5,649
                                                                     -----------
       Total assets ............................................      12,955,899
                                                                     ===========
 LIABILITIES
  Payables:
   Investment securities purchased .............................          65,599
   Advisory fees ...............................................           7,189
   Administration fees .........................................           2,811
   Fund shares redeemed ........................................           2,000
  Accrued expenses .............................................          19,210
                                                                     -----------
       Total liabilities .......................................          96,809
                                                                     -----------
NET ASSETS .....................................................     $12,859,090
                                                                     ===========

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
 ($12,859,090/316,234 shares outstanding; unlimited number
 of shares authorized without par value) .......................     $     40.66
                                                                     ===========
COMPONENTS OF NET ASSETS
 Paid-in capital ...............................................     $ 6,521,538
 Accumulated net investment income .............................          18,032
 Accumulated net realized gain on investments ..................         613,734
 Net unrealized appreciation on investments ....................       5,705,786
                                                                     -----------
       Net assets ..............................................     $12,859,090
                                                                     ===========

See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS For the Year Ended March 31, 2000

INVESTMENT INCOME
  Income
    Dividends ...................................................     $  121,110
    Interest ....................................................         68,677
    Other .......................................................            963
                                                                      ----------
       Total income .............................................        190,750
                                                                      ----------
  Expenses
    Advisory fees ...............................................         83,064
    Administration fees .........................................         30,000
    Fund accounting fees ........................................         20,643
    Audit fees ..................................................         12,114
    Transfer agent fees .........................................         11,682
    Trustee fees ................................................          5,023
    Custody fees ................................................          4,592
    Reports to shareholders .....................................          4,559
    Legal, Insurance, Miscellaneous .............................            964
    Registration expense ........................................            637
                                                                      ----------
       Total expenses ...........................................        173,278
                                                                      ----------
          NET INVESTMENT INCOME .................................         17,472
                                                                      ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain on investments .............................      1,294,684
   Net unrealized appreciation on investments ...................        714,055
                                                                      ----------
       Net realized and unrealized gain on investments ..........      2,008,739
                                                                      ----------
          NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..     $2,026,211
                                                                      ==========

See accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                           Year Ended           Year Ended
                                                         March 31, 2000       March 31, 1999
                                                         --------------       --------------
INCREASE IN NET ASSETS FROM:

OPERATIONS
 Net investment income ..............................     $     17,472         $     42,991
 Net realized gain on investments ...................        1,294,684              481,917
 Net unrealized appreciation on investments .........          714,055              603,123
                                                          ------------         ------------
      NET INCREASE IN NET ASSETS RESULTING
       FROM OPERATIONS ..............................        2,026,211            1,128,031
                                                          ------------         ------------
DISTRIBUTIONS TO SHAREHOLDERS
 From net investment income .........................          (30,276)             (14,289)
 From net realized gain .............................       (1,139,643)            (213,810)
                                                          ------------         ------------
      TOTAL DISTRIBUTIONS TO SHAREHOLDERS ...........       (1,169,919)            (228,099)
                                                          ------------         ------------
CAPITAL SHARE TRANSACTIONS
 Net increase (decrease) in net assets derived
  from net change in outstanding shares (a) .........          778,301             (589,689)
                                                          ------------         ------------
      TOTAL INCREASE IN NET ASSETS ..................        1,634,593              310,243

NET ASSETS
 Beginning of year ..................................       11,224,497           10,914,254
                                                          ------------         ------------
 END OF YEAR (including accumulated net investment
  income of $18,032 and $30,836, respectively) ......     $ 12,859,090         $ 11,224,497
                                                          ============         ============

(a)  A summary of capital share transactions is as follows:

                                      Year Ended               Year Ended
                                    March 31, 2000            March 31, 1999
                                ---------------------     ---------------------
                                 Shares      Value         Shares      Value
                                -------    ----------     -------    ----------
Shares sold                      32,470   $ 1,273,095      76,567   $ 2,596,160
Shares issued in reinvestment
 of distributions                28,162     1,025,956       6,221       214,284
Shares redeemed                 (37,926)   (1,520,750)    (98,828)   (3,400,133)
                                -------    ----------     -------    ----------
Net increase (decrease)          22,706   $   778,301     (16,040)  $  (589,689)
                                =======   ===========     =======   ===========

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

                                                                  Year Ended March 31,
                                                  ------------------------------------------------------
                                                   2000         1999       1998        1997        1996
                                                  ------      ------      ------      ------      ------
Net asset value, beginning of year ...........    $38.24      $35.26      $26.13      $27.76      $23.58
                                                  ------      ------      ------      ------      ------
Income from investment operations:
 Net investment income .......................      0.06        0.15        0.16        0.18        0.27
 Net realized and unrealized gain
   on investments ............................      6.48        3.62        9.61        0.14        6.00
                                                  ------      ------      ------      ------      ------
Total from investment operations .............      6.54        3.77        9.77        0.32        6.27
                                                  ------      ------      ------      ------      ------
Less distributions:
 From net investment income ..................    (0.11)      (0.05)      (0.15)      (0.28)      (0.27)
 From net realized gain ......................    (4.01)      (0.74)      (0.49)      (1.67)      (1.82)
                                                  ------      ------      ------      ------      ------
Total distributions ..........................     (4.12)      (0.79)      (0.64)      (1.95)      (2.09)
                                                  ------      ------      ------      ------      ------
Net asset value, end of year .................    $40.66      $38.24      $35.26      $26.13      $27.76
                                                  ======      ======      ======      ======      ======
Total return .................................     18.34%      10.94%      37.65%       1.10%      26.67%

Ratios/supplemental data:
 Net assets, end of year (millions)...........    $ 12.9      $ 11.2      $ 10.9      $  9.9      $  9.8
 Ratio of expenses to average net assets......      1.46%       1.57%       1.59%       1.83%       1.69%
 Ratio of net investment income to
  average net assets .........................      0.15%       0.41%       0.48%       0.62%       1.03%

 Portfolio turnover rate .....................     25.93%      25.71%       9.38%      40.87%      52.25%

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION

     Avondale Hester Total Return Fund (the "Fund") is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end investment management company. The Fund began operations on October 12, 1988.

     Hester Capital Management, the Fund's Advisor, is a registered investment advisor with assets under management of approximately $500 million, and provides advisory services to individuals and institutions. Mr. I. Craig Hester, President, and Mr. John Gunthorp, Executive Vice President, are responsible for the management of the Fund's portfolio. Prior to September 1, 1998, the Fund was known as the Avondale Total Return Fund and was managed by Herbert R. Smith & Co., Inc.

     The Fund's primary investment objective is to realize the combination of income and capital appreciation that will produce the maximum total return consistent with reasonable risk. The Fund seeks to achieve its objective by investing primarily in higher quality fixed income debt securities and equity securities.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

     A. SECURITIES VALUATION. Securities traded on a national securities exchange or Nasdaq are valued at the last reported sales price at the close of regular trading on each day that the exchanges are open for trading; securities traded on an exchange or Nasdaq for which there have been no sales, and other over-the-counter securities, are valued at the last reported bid price. Securities for which quotations are not readily available are stated at their respective fair values as determined in good faith by the Board of Trustees.

          U.S. Government securities with less than 60 days remaining to maturity when acquired by the Fund are valued on an amortized cost basis. U.S. Government securities with more than 60 days remaining to maturity are valued at the current market value (using the mean between the bid and the ask price) until the 60th day prior to maturity, and then valued at amortized cost based upon the value on such date unless the Board determines during such 60 day period that this amortized cost basis does not represent fair value. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

     B. FEDERAL INCOME TAXES. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C. SECURITY TRANSACTIONS, INVESTMENT INCOME AND DISTRIBUTIONS. As is common in the industry, security transactions are accounted for on the trade date. The cost of securities owned on realized transactions are relieved on a first-in, first-out basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

     D. USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

     For the year ended March 31, 2000, Hester Capital Management L.L.C. (the "Manager") provided the Fund with investment management services under an Investment Advisory Agreement. The Manager furnished all investment advice, office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Manager was entitled to a monthly fee at the annual rate of 0.70% on the first $200 million of average daily net assets, 0.60% on the next $300 million of net assets, and 0.50% on net assets exceeding $500 million. For the year ended March 31, 2000, the Fund incurred $83,064 in Advisory fees.

     Investment Company Administration, L.L.C. (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at an annual rate equal to the greater of 0.15% of the Fund's average daily net assets or $30,000. For the year ended March 31, 2000, the Fund incurred $30,000 in Administration fees.

     First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

     Certain officers and trustees of the Trust are also officers and/or directors of the Administrator and Distributor.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

     The cost of purchases and proceeds from sales of securities, excluding short-term securities and U.S. Government securities, for the year ended March 31, 2000, were $2,581,581 and $3,146,164, respectively.

     For the year ended March 31, 2000, the cost of purchases and the proceeds from sales of U.S. Government and Government Agency obligations, excluding short-term securities, were $384,938 and $146,542, respectively.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

TO THE SHAREHOLDERS OF
   AVONDALE HESTER TOTAL RETURN
THE BOARD OF TRUSTEES OF
   PROFESSIONALLY MANAGED PORTFOLIOS

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Avondale Hester Total Return Fund, a series of Professionally Managed Portfolios, as of March 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Avondale Hester Total Return Fund as of March 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


                                        TAIT, WELLER & BAKER

PHILADELPHIA, PENNSYLVANIA
APRIL 21, 2000

================================================================================

                               Investment Advisor
                       Hester Capital Management, L.L.C.
                         100 Congress Ave., Suite 1960
                                Austin, TX 78701

                                  Distributor
                         FIRST FUND DISTRIBUTORS, INC.
                       4455 E. Camelback Road, Suite 261E
                               Phoenix, AZ 85018

                                   Custodian
                     FIRSTAR INSTITUTIONAL CUSTODY SERVICES
                               425 Walnut Street
                              Cincinnati, OH 45202

                                 Transfer Agent
                          American Data Services, Inc.
                                 P.O. Box 5536
                            Hauppauge, NY 11788-0132
                                 (800) 282-2340

                                    Auditors
                              TAIT, WELLER & BAKER
                         8 Penn Center Plaza, Suite 800
                             Philadelphia, PA 19103

                                 Legal Counsel
                     PAUL, HASTINGS, JANOFSKY & WALKER, LLP
                       345 California Street, 29th Floor
                            San Francisco, CA 94104

================================================================================
This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.